Exhibit 99.1
AmeriCredit Corp.
Composition of the Receivables
2007-D-F Initial Cut
9/12/07*

	New	Used	Total
Aggregate Principal Balance (1)	$294,673,995.90	$780,598,002.36	$1,075,271,998.26

Number of Receivables in Pool	13,093	46,178	59,271

Percent of Pool by Principal Balance	27.40%	72.60%	100.00%

Average Principal Balance	$22,506.22	$16,904.11	$18,141.62
Range of Principal Balances	($260.03 to $79,310.50)	($251.41 to $63,631.72)

Weighted Average APR (1)	16.05%	17.22%	16.90%
Range of APRs	(5.50% to 27.50%)	(5.75% to 29.00%)

Weighted Average Remaining Term	70	68	68
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	72	69	69
Range of Original Terms	(24 to 72 months )	(12 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.
Distribution of the Receivables by Score as of the Cutoff Date

		Percent of Aggregate		percent of Aggregate
	AmeriCredit Score (1)	Principal Balance (3)	Credit Bureau Score(2)	Principal Balance (3)
	<215	4.58%
	215-224	21.69%	<540	11.95%
	225-244	39.37%	540-599	39.42%
	245-259	20.69%	600-659	36.75%
	260+	13.66%	660+	11.89%

Weighted Average Score	238		600

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.

(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by APR as of the Cutoff Date
2007-D-F Initial Cut
8/26/07*
Distribution of the Receivables by APR as of the Cutoff Date

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
5.000%-5.999%	299,808.69	0.03%	13	0.02%
6.000%-6.999%	1,474,316.57	0.14%	71	0.12%
7.000%-7.999%	5,852,864.90	0.54%	280	0.47%
8.000%-8.999%	12,262,924.92	1.14%	582	0.98%
9.000%-9.999%	24,632,887.05	2.29%	1,179	1.99%
10.000%-10.999%	31,124,654.43	2.89%	1,500	2.53%
11.000%-11.999%	41,148,345.37	3.83%	1,970	3.32%
12.000%-12.999%	53,896,017.06	5.01%	2,666	4.50%
13.000%-13.999%	61,746,968.59	5.74%	3,079	5.19%
14.000%-14.999%	75,980,810.30	7.07%	3,862	6.52%
15.000%-15.999%	91,176,077.06	8.48%	4,752	8.02%
16.000%-16.999%	112,220,821.11	10.44%	5,821	9.82%
17.000%-17.999%	111,906,321.00	10.41%	6,151	10.38%
18.000%-18.999%	169,670,897.64	15.78%	9,453	15.95%
19.000%-19.999%	81,780,317.97	7.61%	5,002	8.44%
20.000%-20.999%	70,786,933.90	6.58%	4,460	7.52%
21.000%-21.999%	62,939,252.49	5.85%	4,047	6.83%
22.000%-22.999%	34,194,524.21	3.18%	2,182	3.68%
23.000%-23.999%	20,238,310.38	1.88%	1,343	2.27%
24.000%-24.999%	10,210,682.40	0.95%	729	1.23%
25.000%-25.999%	1,249,522.80	0.12%	87	0.15%
26.000%-26.999%	295,483.96	0.03%	24	0.04%
27.000%-27.999%	168,544.54	0.02%	16	0.03%
28.000%-28.999%	5,763.86	0.00%	1	0.00%
29.000%-29.999%	8,947.06	0.00%	1	0.00%

TOTAL	1,075,271,998.26	100.00%	59,271	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by Geographic Location of Obligor
2007-D-F Initial Cut
#REF!

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	26,799,347.40	2.49%	1,465	2.47%
Alaska	1,674,820.87	0.16%	91	0.15%
Arizona	21,727,326.08	2.02%	1,181	1.99%
Arkansas	13,086,372.64	1.22%	726	1.22%
California	100,450,403.08	9.34%	4,835	8.16%
Colorado	17,209,446.88	1.60%	930	1.57%
Connecticut	6,525,910.73	0.61%	371	0.63%
Delaware	4,422,902.32	0.41%	256	0.43%
District of Columbia	1,426,389.76	0.13%	71	0.12%
Florida	106,256,003.15	9.88%	5,658	9.55%
Georgia	41,627,548.94	3.87%	2,249	3.79%
Hawaii	7,017,281.03	0.65%	364	0.61%
Idaho	2,414,686.74	0.22%	147	0.25%
Illinois	45,747,931.00	4.25%	2,614	4.41%
Indiana	24,356,826.18	2.27%	1,506	2.54%
Iowa	5,333,979.48	0.50%	337	0.57%
Kansas	4,759,740.88	0.44%	273	0.46%
Kentucky	18,567,391.79	1.73%	1,092	1.84%
Louisiana	21,524,356.74	2.00%	1,147	1.94%
Maine	3,297,632.71	0.31%	212	0.36%
Maryland	15,516,460.82	1.44%	833	1.41%
Massachusetts	17,095,193.02	1.59%	1,035	1.75%
Michigan	24,388,187.18	2.27%	1,525	2.57%
Minnesota	7,627,593.38	0.71%	466	0.79%
Mississippi	16,966,470.52	1.58%	901	1.52%
Missouri	15,692,764.21	1.46%	944	1.59%
Nebraska	3,018,414.30	0.28%	192	0.32%
Nevada	16,038,045.06	1.49%	827	1.40%
New Hampshire	3,260,785.79	0.30%	217	0.37%
New Jersey	20,698,629.08	1.92%	1,169	1.97%
New Mexico	12,400,653.11	1.15%	649	1.09%
New York	44,107,366.59	4.10%	2,551	4.30%
North Carolina	35,013,298.11	3.26%	1,933	3.26%
Ohio	48,656,384.89	4.53%	3,087	5.21%
Oklahoma	14,583,025.91	1.36%	802	1.35%
Oregon	7,852,745.88	0.73%	462	0.78%
Pennsylvania	45,479,656.69	4.23%	2,683	4.53%
Rhode Island	2,772,006.18	0.26%	163	0.28%
South Carolina	14,049,156.72	1.31%	793	1.34%
South Dakota	1,909,824.69	0.18%	124	0.21%
Tennessee	24,510,711.08	2.28%	1,390	2.35%
Texas	149,222,617.02	13.88%	7,546	12.73%
Utah	4,784,485.32	0.44%	244	0.41%
Vermont	1,223,668.36	0.11%	78	0.13%
Virginia	18,097,701.88	1.68%	1,033	1.74%
Washington	13,246,119.44	1.23%	732	1.24%
West Virginia	7,410,656.19	0.69%	436	0.74%
Wisconsin	12,211,557.72	1.14%	762	1.29%
Wyoming	1,572,412.01	0.15%	73	0.12%
Other (3)	1,639,108.71	0.15%	96	0.16%

TOTAL	$1,075,271,998.26	100.00%	59,271	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.